UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2018

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

On May 9, 2018, Peapack-Gladstone Financial Corporation held its annual meeting of shareholders.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is Douglas L. Kennedy’s presentation at the 2018 Annual Meeting of Shareholders.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

99.1	Materials presented at 2018 Annual Meeting of Shareholders

The materials disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: May 9, 2018	By: /s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President and Chief Financial
Officer

Exhibit Index

Exhibit No.	Title

99.1	Materials presented at 2018 Annual Meeting of Shareholders